Virtus KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Consumer Discretionary—21.4%
Cheesecake Factory, Inc. (The)(1)	78,830	$4,612
Leslie’s, Inc.(1)	127,656	3,126
SiteOne Landscape Supply, Inc.(1)	25,972	4,434
Terminix Global Holdings, Inc.(1)	70,998	3,385
Thor Industries, Inc.	37,233	5,017
		20,574

Consumer Staples—6.2%
National Beverage Corp.	59,388	2,905
WD-40 Co.	10,050	3,077
		5,982

Financials—16.1%
Bank of Hawaii Corp.	38,342	3,431
First Financial Bankshares, Inc.	32,962	1,540
Houlihan Lokey, Inc. Class A	52,590	3,498
Primerica, Inc.	16,440	2,430
RLI Corp.	24,550	2,739
Stock Yards Bancorp, Inc.	34,752	1,775
		15,413

Health Care—1.5%
Anika Therapeutics, Inc.(1)	34,150	1,393
Industrials—29.9%
Albany International Corp. Class A	35,689	2,979
Armstrong World Industries, Inc.	31,747	2,860
Construction Partners, Inc. Class A(1)	53,000	1,584
CoreLogic, Inc.	41,888	3,320
Graco, Inc.	44,010	3,152
John Bean Technologies Corp.	17,223	2,296
Landstar System, Inc.	18,930	3,124
RBC Bearings, Inc.(1)	17,770	3,497
UniFirst Corp.	8,903	1,992
Watsco, Inc.	15,050	3,924
		28,728

	Shares	Value

Information Technology—11.8%
American Software, Inc. Class A	69,000	$1,428
Badger Meter, Inc.	14,052	1,308
Brooks Automation, Inc.	55,509	4,532
EVERTEC, Inc.	67,699	2,520
Jack Henry & Associates, Inc.	9,940	1,508
		11,296

Materials—7.8%
Scotts Miracle-Gro Co. (The)	30,607	7,498
Real Estate—3.7%
MGM Growth Properties LLC Class A	107,740	3,515
Total Common Stocks (Identified Cost $46,675)		94,399

Total Long-Term Investments—98.4% (Identified Cost $46,675)		94,399

TOTAL INVESTMENTS—98.4% (Identified Cost $46,675)		$94,399
Other assets and liabilities, net—1.6%		1,564
NET ASSETS—100.0%		$95,963

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the market value of the Series’ investments as of March 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$94,399	$94,399
Total Investments	$94,399	$94,399
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2021.
There were no transfers into or out of Level 3 related to securities held at March 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR SMALL-CAP VALUE SERIES
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2021
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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